May

The May Department Stores Company
Acquisition of Marshall Field's

          June 2004

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Safe Harbor Statement/Acquisition Disclosure

This announcement may contain, in addition to historical information, certain forward-looking statements that involve risks and uncertainties. Actual results could differ materially from those currently anticipated as a result of a number of factors, including risks and uncertainties discussed in The May Department Stores Company's filings with the Securities and Exchange Commission. Those factors include, among other things, the competitive environment in the retailing industry in general and in the specific market areas in which May and its divisions operate, including consumer confidence, changes in discretionary consumer spending, changes in costs of goods and services and economic conditions in general, unseasonable weather and those risks generally associated with the integration of Marshall Field's with May. There can be no assurance that the acquisition will close, as to the timing of the closing, that the integration will be successful or without unanticipated costs or that anticipated synergies or other benefits will be realized. The May Department Stores Company assumes no obligation to update any forward-looking statements as a result of new information or future events or developments.

May

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Transaction Overview

May

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Transaction Overview

- Structure:

       - Cash Purchase of Marshall Field's assets and nine
         Mervyn's Twin Cities locations for $3.240 billion

       - 2/3 long-term borrowing, 1/3 cash and short term borrowing

- Approvals:

       - Regulatory approvals customary to a transaction of this type

       - No shareholder approval required

- Closing:

       - Expected at the end of May's second fiscal quarter or during the third fiscal quarter

May

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Strategic Rationale

May

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Strategic Rationale for the Acquisition

- Gives May leading positions with a nationally recognized name plate in three large Midwestern metro markets:
   Chicago, Detroit, and Minneapolis

- 2003 annual revenues of $2.6 billion and segment earnings of $107 million

- Estimated $85 million in synergies in FY 2005 and $140 million in FY 2006

May

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Strategic Rationale for the Acquisition

- Opportunity to leverage:

      - May's economies of scale

      - May's department store operating efficiencies

      - Field's upscale merchandise assortments

      - Leverage May's breadth of proprietary
        product to supplement Field's current
        proprietary programs

      - Field's dedicated consumer base, especially its focus on "zoomers," teamed with May's strategic offense and focus on attracting younger customers

May

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May and Marshall Field's

Department Stores
  May - 438
  Marshall Field's 62

       [Map]

May

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Integration Strategy

- Field's to be operated as a separate division within May

- Field's leadership team to work with May team to ensure seamless integration

- Capitalize on May's prior successful acquisition and integration experiences, e.g., Foley's, Filene's, Bridal Group

- Introduce May's operational department store efficiencies to Marshall Field's, e.g., IT integration

May

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Marshall Field's
Pro Forma Estimates

                        2005              2006

Revenues*               $2,600            $2,700
Stores                  62                62
EBIT                    $200              $265


*Revenues do not include finance charge revenue.

May

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May

The May Department Stores Company

Lord & Taylor         Famous Barr             Filene's
Foley's               Hecht's                 Kaufmann's
L.S. Ayres            Marshall Field's        Meier & Frank
Robinsons May         Strawbridge's           The Jones Store
David's Bridal        After Hours Formalwear  Priscilla of Boston
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